                                   THE STRONG
                             SHORT-TERM BOND FUND II

                        ANNUAL REPORT o DECEMBER 31, 1996


                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Short-Term Bond Fund II .................................  2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ..............................  4

     Statement of Operations ............................................  4

     Statement of Assets and Liabilities ................................  5

     Statement of Changes in Net Assets .................................  5

     Notes to Financial Statements ......................................  6


FINANCIAL HIGHLIGHTS ....................................................  8

REPORT OF INDEPENDENT ACCOUNTANTS .......................................  8


                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.

                                                                         4689A97

THE STRONG SHORT-TERM BOND FUND II

THE STRONG SHORT-TERM BOND FUND II SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF CURRENT INCOME WITH A LOW DEGREE OF SHARE-PRICE FLUCTUATION.

The Strong Short-Term Bond Fund II seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade debt obligations, and its average portfolio maturity will normally be between one and three years.


THE FUND'S FIRST FOUR MONTHS
The Strong Short-Term Bond Fund II achieved a total return of 1.06% for the four months between its inception on August 30, 1996 and December 31, 1996.(1)

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Non-Agency Mortgage-Backed Securities         4.0%
Short-Term Investments                       96.0%


THE MARKET WAS MIXED
The Strong Short-Term Bond Fund II was launched late in a skittish year. During the months just prior to the Fund's opening, the bond market was recovering from a run-up in rates spawned by indications of a strengthening economy earlier in the year.

Through the summer and into the fall, however, the market seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that the economy was unlikely to grow faster than 3%. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the Fed Funds rate unchanged, and interest rates began to move lower late in the year.


OUR VIEW CHANGED LITTLE
While the market's psychology shifted several times during the year, our outlook remained fundamentally unchanged. We saw little justification to expect a sustained rise in interest rates. This view was vindicated by short-term interest rates (as measured by 1-year Treasury Bills) generally remaining in a range between 5% and 6% throughout the year.


WE ANTICIPATE CURRENT CONDITIONS WILL REMAIN IN PLACE

The market appears to have settled down in anticipation of slow, steady economic growth. There are severalreasons why we anticipate these conditions will remain in place for the near term. First, it's unlikely that inflation will pick up if the economy's growth rate remains between 2% and 3%. Second, the market appears fairly valued, given a slow growth outlook. That should help stabilize prices. And finally, we still have the balance between a Republican Congress and a Democratic President that so far has been beneficial for the financial markets.

               As of 12-31-96

30-DAY ANNUALIZED YIELD(2)          3.34%

AVERAGE MATURITY                    0.2 YEARS

AVERAGE QUALITY RATING(3)           AAA

Overall, the current environment appears favorable for bond investors.

We appreciate your investment in the Strong Short-Term Bond Fund II.

Sincerely




/s/Bradley C. Tank
Bradley C. Tank
Portfolio Manager




/s/Lyle J. Fitterer
Lyle J. Fitterer
Portfolio Manager


[PHOTO OF BRADLEY C. TANK AND LYLE J. FITTERER]

--------------------------------------------------------------------------------
                                                        TOTAL RETURN(1)
                                                        As of 12-31-96

                                                     SINCE INCEPTION  1.06%
                                                     (on 8-30-96)


GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 8-30-96 to 12-31-96
[GRAPH]

        The Strong       Lehman Brothers         Lipper Short
        Short-Term     1-3 Year Government/    Investment Grade
       Bond Fund II    Corporate Bond Index*   Debt Funds Index*
8-96      10,000               10,000               10,000
9-96      10,026               10,092               10,089
10-96     10,052               10,206               10,194
11-96     10,078               10,282               10,277
12-96     10,106               10,285               10,277


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of all U.S. government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to three years. The Lipper Short Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return is not annualized. A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

2 Yield is annualized for the 30 days ended 12-31-96, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.625% and absorbed expenses of 2.715%. Otherwise, the yield would have been 0.00% and returns would have been lower.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULE OF INVESTMENTS IN SECURITIES                      December 31, 1996
--------------------------------------------------------------------------------

                                                     PRINCIPAL       VALUE
                                                       AMOUNT       (NOTE 2)
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates, Series 1994-C1, Class A-1,
  6.375%, Due 9/18/99 (COST $10,011)                   $ 10,000     $ 10,012

SHORT-TERM INVESTMENTS (a) 96.9%
COMMERCIAL PAPER 2.7%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.51%             100          100
Johnson Controls, Inc., 5.53%                             6,800        6,800
                                                                    --------
                                                                       6,900
UNITED STATES GOVERNMENT ISSUES  94.2%
United States Treasury Bills, Due 3/27/97               240,000      237,256
                                                                    --------
TOTAL SHORT-TERM INVESTMENTS
  (COST $244,131)                                                    244,156
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $254,142) 100.9%                                             254,168
Other Assets and Liabilities, Net (0.9%)                              (2,191)
                                                                    --------
NET ASSETS 100.0%                                                   $251,977
                                                                    ========

                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
U.S. Government ....................................   94.2%
Non-Agency Commercial ..............................    4.0
Diversified Operations .............................    2.7
Other Assets and Liabilities, Net ..................   (0.9)
                                                      ------
Total                                                 100.0%
                                                      ======


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Period Ended December 31, 1996 (Note 1)

INTEREST INCOME                                                     $4,318

EXPENSES:
   Investment Advisory Fees                                            536
   Custodian Fees                                                      263
   Legal Fees                                                        1,008
   Audit Fees                                                        4,865
   Other                                                               926
                                                                    ------
   Total Expenses before Waivers and Absorptions                     7,598
   Involuntary Expense Waivers and Absorptions by Advisor           (5,922)
                                                                    ------
   Expenses, Net                                                     1,676
                                                                    ------
NET INVESTMENT INCOME                                                2,642

REALIZED AND UNREALIZED GAIN (LOSS):
    Net Realized Loss on Investments                                    (1)
    Change in Unrealized Appreciation/Depreciation on Investments       26
                                                                    ------
NET GAIN                                                                25
                                                                    ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,667
                                                                    ======

4

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996


ASSETS:
   Investments in Securities, at Value (Cost of $254,142)    $254,168
   Interest Receivable                                             77
   Other Assets                                                 7,443
                                                             --------
   Total Assets                                               261,688

LIABILITIES:
   Dividends Payable                                              690
   Accrued Operating Expenses and Other Liabilities             9,021
                                                             --------
   Total Liabilities                                            9,711
                                                             --------
NET ASSETS                                                   $251,977
                                                             ========

Capital Shares Outstanding (Unlimited Number Authorized)       25,195

NET ASSET VALUE PER SHARE                                      $10.00
                                                               ======



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         PERIOD ENDED
                                                         DEC. 31, 1996
                                                         -------------
                                                           (NOTE 1)
OPERATIONS:
   Net Investment Income                                   $  2,642
   Net Realized Loss                                             (1)
   Change in Unrealized Appreciation/Depreciation                26
                                                           --------
   Increase in Net Assets Resulting from Operations           2,667

CAPITAL SHARE TRANSACTIONS                                  251,952

DISTRIBUTIONS FROM NET INVESTMENT INCOME                     (2,642)
                                                           --------
TOTAL INCREASE IN NET ASSETS                                251,977

NET ASSETS:
   Beginning of Period                                           --
                                                           --------
   End of Period                                           $251,977
                                                           ========
                                                                           5

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Short-Term Bond Fund II commenced operations on August 30, 1996, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows:

     Capital Stock                             $251,952
     Undistributed Net Realized Loss                 (1)
     Net Unrealized Appreciation                     26
                                               --------
                                               $251,977
                                               ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the period ended December 31, 1996 were as follows:

                                  SHARES     DOLLARS
                                  ------     -------
     Shares Sold                 25,000     $250,000
     Dividends Reinvested           195        1,952
     Shares Redeemed                 __           __
                                 ------     --------
                                 25,195     $251,952
                                 ======     ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.625% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     Unaffiliated   directors'  fees,   excluding  the  effect  of  waivers  and
     reimbursements, for 1996 were $400. The Advisor owns all of the outstanding shares of the Fund as of December 31, 1996.


6.   INVESTMENT TRANSACTIONS
     The aggregate purchases of long-term securities for the period ended December 31, 1996 were $10,013.

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows:

     Aggregate Investment Cost             $254,142
                                           ========
     Aggregate Unrealized:
          Appreciation                     $     26
          Depreciation                           __
                                           --------
                                           $     26
                                           ========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     12-31-96(b)
                                                     -----------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00
   Net Investment Income                                  0.11
   Dividends From Net Investment Income                  (0.11)
                                                      --------
NET ASSET VALUE, END OF PERIOD                        $  10.00
                                                      ========

TOTAL RETURN                                             +1.1%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $    252
Ratio of Expenses to Average Net Assets                   2.0%*
Ratio of Net Investment Income to Average Net Assets      3.1%*
Portfolio Turnover Rate                                   0.0%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund, outstanding for the entire period.
(b)  Inception date is August 30, 1996. Total return is not annualized.




REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Short-Term Bond Fund II

We have audited the accompanying statement of assets and liabilities of Strong Short-Term Bond Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the period from August 30, 1996 (inception) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Short-Term Bond Fund II as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 30, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997